UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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SharpSpring, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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550 SW 2nd Avenue
Gainesville, FL 32601

May 14, 2018

Dear Fellow Stockholder:

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of SharpSpring, Inc. (the “Company”) will be held at 10:00 a.m. (Eastern Time) on Wednesday, June 13, 2018 at 550 2nd Avenue, Gainesville, FL 32601. I hope you will be able to attend.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Please sign, date and return the enclosed Proxy without delay. The Company’s Annual Report on Form 10-K (including audited financial statements) for the fiscal year ended December 31, 2017, as amended (“Annual Report”) accompanies the Proxy Statement. The proxy materials and Annual Report included in this package are also available on the internet under the “Investors” page of the Company’s website at http://sharpspring.com/.

All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (i) as to Proposal No. 1, the Proxy confers authority to vote “FOR” all of the five (5) persons listed as candidates for a position on the Board of Directors; (ii) as to Proposal No. 2, the Proxy confers authority to vote “FOR” the ratification of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; (iii) as to Proposal No. 3, the Proxy confers authority to vote “FOR” the issuance of shares of the Company’s common stock upon conversion of the Convertible Promissory Note dated March 28, 2018 (together with certain additional convertible promissory notes issued in payment of accrued interest thereon, the “Notes”) pursuant to NASDAQ Listing Rule 5635(b); (iv) as to Proposal No. 4, the Proxy confers authority to vote “FOR” the issuance of shares of the Company’s common stock at the election of the Company upon the maturity of the Notes pursuant to NASDAQ Listing Rule 5635(d); (v) as to Proposal No. 5, the Proxy confers authority to vote “FOR” the amendment to increase the number of shares of common stock available for issuance under the 2010 Employee Stock Plan from 1,950,000 to 2,600,000 and to provide for certain other amendments; (vi) as to Proposal No. 6, the Proxy confers authority to vote “FOR” the approval of the advisory vote on the compensation of our named executive officers; (vii) as to Proposal No. 7, the Proxy confers authority to vote “FOR” the approval of the frequency we should seek an advisory vote on the compensation of our named executive officers; and (viii); as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder’s discretion.

The Company’s Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

Your vote is important and we encourage you to vote promptly. For record holders, whether or not you are able to attend the Annual Meeting in person, please follow the instructions contained in the Notice on how to vote via email, facsimile, or request a paper proxy card to complete, sign and return by mail so that your shares may be voted. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Thank you for your investment and continued interest in SharpSpring, Inc.

/s/ Steven A. Huey

Steven A. Huey,
Chair of the Board of Directors

SHARPSPRING, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, JUNE 13, 2018

To our Stockholders:

Notice is hereby given that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of SharpSpring, Inc. (the “Company”) will be held at 10:00 a.m. (Eastern Time) on Wednesday, June 13, 2018 at 550 SW 2nd Avenue, Gainesville, FL 32601, for the following purposes:

1.	To elect five (5) Directors to the Board of Directors to serve until the 2019 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;
2.	To ratify the appointment Cherry Bekaert LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;
3.
To approve the issuance of shares of the Company’s common stock upon conversion of the Convertible Promissory Note dated March 28, 2018 (together with certain additional convertible promissory notes issued in payment of accrued interest thereon, the “Notes”) pursuant to NASDAQ Listing Rule 5635(b);

4.	To approve the issuance of up to 3,646,519 shares of the Company’s common stock at the election of the Company upon the maturity of the Notes pursuant to NASDAQ Listing Rule 5635(d);
5.
To approve an amendment to the Company’s 2010 Employee Stock Plan (the “Plan”) to increase the number of shares of common stock available for issuance under the Plan from 1,950,000 to 2,600,000, and to provide for certain other amendments;

6.	To hold a non-binding advisory vote on the compensation of our named executive officers;
7.	To hold a non-binding advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers;
8.	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on May 1, 2018, as the Record Date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND FAX, EMAIL OR MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

/s/ Steven A. Huey
Steven A. Huey,
Chair of the Board of Directors
May 14, 2018

PROXY STATEMENT

2018 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of SharpSpring, Inc. of proxies to be voted at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) that will be held at 10:00 a.m. (Eastern Time) on Wednesday, June 13, 2018 at 550 SW 2nd Avenue, Gainesville, FL 32601 and at any adjournments thereof (the “Annual Meeting”). In this Proxy Statement, SharpSpring, Inc. is referred to as “we,” “us,” “our,” or “Company” unless the context indicates otherwise. The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect five (5) Directors to the Board of Directors; (ii) to ratify the appointment of Cherry Bekaert LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; (iii) to approve the issuance of shares of the Company’s common stock upon conversion of the Convertible Promissory Note dated March 28, 2018 (together with certain additional convertible promissory notes issued in payment of accrued interest thereon, the “Notes”) pursuant to NASDAQ Listing Rule 5635(b); (iv) to approve the issuance of up to 3,646,519 shares of the Company’s common stock at the election of the Company upon the maturity of the Notes pursuant to NASDAQ Listing Rule 5635(d); (v) to approve an amendment to increase the number of shares of common stock available for issuance under the 2010 Employee Stock Plan from 1,950,000 to 2,600,000 and to provide for certain other amendments; (vi) to approve an advisory vote on the compensation of our named executive officers; (vii) to approve the frequency we should seek an advisory vote on the compensation of our named executive officers; and (viii) to consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote in favor of each of the director nominees and each of the proposals.

Only holders of record of common stock of the Company at the close of business on May 1, 2018 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is May 14, 2018. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended (“Annual Report”) is enclosed with these materials, but should not be considered proxy solicitation material. The Company intends to provide proxy materials by a “notice and access” process through the Internet. Those stockholders who wish to receive paper proxy materials may request them. This process will be available commencing after our 2018 Annual Meeting.

The principal executive offices of our Company are located at 550 SW 2nd Avenue, Gainesville, FL 32601, and our telephone number is 888-428-9605.

INFORMATION CONCERNING SOLICITATION AND VOTING

Why did I receive this Proxy Statement?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a stockholder of record at the close of business on May 1, 2018 (the “Record Date”), and are entitled to vote at the meeting. The Company has delivered this Proxy Statement and the Annual Report, along with either a proxy card or a voting instruction card to you by mail beginning on or about May 14, 2018. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend.

What do I need to be admitted to the Annual Meeting?

In order to be admitted to the Annual Meeting, a stockholder must present proof of ownership of SharpSpring, Inc. common stock on the Record Date. Any holder of a proxy from a stockholder must present the proxy card, properly executed. If your shares are held in the name of a bank, broker or other holder of record, you must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting. All stockholders must also present a form of personal identification in order to be admitted to the meeting.

What am I being asked to vote on at the meeting?

We are asking our stockholders to elect directors, ratify the appointment of our independent registered public accounting firm, approve for purposes of the NASDAQ Listing Rules, certain issuances or potential issuances of shares of Company common stock in connection with certain conversions of the Notes or payment of the Notes at maturity that need or potentially need stockholder approval, approve an amendment to our 2010 Employee Stock Plan, approve our executive compensation in a non-binding advisory vote and approve the frequency in which we seek approval of our executive compensation in a non-binding advisory vote.

Who is entitled to vote?

Stockholders as of the close of business on the Record Date are entitled to vote. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. Stockholders are not entitled to cumulative voting.

How many votes are needed for approval of each item?

Proposal Number 1. Directors will be elected by a plurality of the votes cast in person or by proxy, meaning the five nominees receiving the most votes will be elected as directors. A “withhold” vote with respect to any nominee will not effect the election of that nominee. Stockholders are not entitled to cumulative voting with respect to the election of directors.

Proposal Number 2. The appointment of our independent registered public accounting firm will be ratified if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal Number 3. The issuance of shares of the Company’s common stock upon conversion of the Notes pursuant to NASDAQ Listing Rule 5635(b) will be approved if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal Number 4. The issuance of up to 3,646,519 shares of the Company’s common stock at the election of the Company upon the maturity of the Notes pursuant to NASDAQ Listing Rule 5635(d) will be approved if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal Number 5. The amendment to our 2010 Employee Stock Plan will be approved if the holders of a majority of the outstanding shares of common stock entitled to vote in person or by proxy and entitled to vote on the matter vote in favor of the proposal. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal Number 6. The non-binding advisory vote on the compensation of our named executive officers will be approved if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal.
Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal Number 7. The non-binding advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers will be approved.  If none of the alternatives receives the majority of votes cast, the Company will consider the alternative that receives the highest number of votes cast by stockholders to be the frequency selected by the stockholders.  Abstentions will not be counted in determining which of the three alternatives are favored by our stockholders, and broker non-votes will have no effect on the vote for this proposal.

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card.

What constitutes a quorum?

As of the Record Date, 8,453,655 shares of our common stock were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

How Do I Vote?

Record Holders:

1.
Vote by facsimile. Mark, date and sign and follow the facsimile instructions on your proxy card.
2.
Vote by email. Mark, date and sign and follow the email instructions on your proxy card.
3.
Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.
Vote in person. Attend and vote at the Annual Meeting.

If you vote by facsimile or email, please DO NOT mail your proxy card.

Beneficial Owners (Holding Shares in Street Name):

1.
Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.
Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.
Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

What is the difference between being a “record holder” and “holding shares in street name?”

Most stockholders of the Company hold their shares through in a stock brokerage account or by a nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holders: If your shares are registered directly in your name with our Company’s transfer agent, Issuer Direct Corporation, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owners (Holding Shares in Street Name): If your shares are held in a stock brokerage account or by a nominee, you are considered the beneficial owner of the shares which are held in “street name” and these proxy materials are being forwarded to you by your nominee, who is considered the stockholder of record with respect to these shares. As the beneficial owner, you have the right to direct your nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a legal proxy from your nominee. Your nominee has enclosed a voting instruction card for you to use in directing the nominee how to vote your shares.

What happens if I return my signed proxy card but forget to indicate how I want my shares of common stock voted?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all of the nominees for directors and “FOR” all of the other proposals.

What happens if I do not instruct my broker how to vote or if I mark “abstain” or “withhold” on the proxy?

If you mark your proxy “abstain” your vote will have the same effect as a vote against the proposal, except for Proposal 7 whereby abstentions will not be counted in determining which of the three alternatives are favored by our stockholders. A “withhold” vote with respect to any director nominee will not effect the election of that nominee. If you do not instruct your broker how to vote, your broker may vote for you on “routine” proposals but not on “non-routine” proposals. The ratification of our auditor is considered a routine matter, but all other proposals are considered non-routine matters. Therefore, if you do not vote on the non-routine matters or provide voting instructions, your broker will not be allowed to vote your shares on those matters and your broker will return your proxy card with no vote (the “non-vote”) on the non-routine matter. Broker non-votes with respect to a matter will not be considered as present and entitled to vote with respect to that matter and thus will have no effect on the vote for that matter.

Can I revoke or change my voting instructions before the meeting?

For shares that are held in "street name", the stockholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions. For shares that are registered in the stockholder's own name, the proxy may be revoked by written notification to the Company Secretary prior to its exercise and providing relevant name and account information, submitting a new proxy card with a later date (which will override the earlier proxy) or voting in person at the Annual Meeting.

Who will count the vote?

Edward Lawton, our Chief Financial Officer, will tabulate the votes and act as inspector of election at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We intend to publish the final results in a current report on Form 8-K within four business days after the end of the Annual Meeting.

What does it mean if I get more than one proxy card?

It means that you hold shares registered in more than one account. You must return all proxies to ensure that all of your shares are voted.

How many copies of the Proxy Statement or Annual Report to Stockholders will I receive if I share my mailing address with another security holder?

Unless we have been instructed otherwise, we are delivering only one Proxy Statement, Notice of Internet Availability of Proxy Materials or Annual Report to Stockholders to multiple security holders sharing the same address. This is commonly referred to as “householding.” We will however, deliver promptly a separate copy of the Proxy Statement, Notice of Internet Availability of Proxy Materials or Annual Report to Stockholders to a security holder at a shared address to which a single copy of such documents was delivered, on written or oral request. Requests for copies of the Proxy Statement, Notice of Internet Availability of Proxy Materials or Annual Report to Stockholders or requests to cease householding in the future should be directed to Investor Relations, SharpSpring, Inc., 550 SW 2nd Avenue, Gainesville, FL 32601. Telephone 888-428-9605. If you share an address with another stockholder and wish to receive a single copy of these documents, instead of multiple copies, you may direct this request to us at the address or telephone number listed above. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

How can I obtain additional proxy materials or other Company materials?

The proxy materials and Annual Report included in this package, along with the Company’s other SEC filings, are available on the internet under the “Investors” page of the Company’s website at sharpspring.com. Additionally, any stockholder desiring additional proxy materials, a copy of any other document incorporated by reference in this Proxy Statement, or a copy of the Company’s bylaws should contact Investor Relations, SharpSpring, Inc., 550 SW 2nd Avenue, Gainesville, FL 32601. Telephone 888-428-9605.

Who pays for the cost of this proxy solicitation?

The Company pays for the cost of soliciting proxies on behalf of the Board of Directors. The Company also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners. Proxies may be solicited by mail, telephone, other electronic means or in person. Proxies may be solicited by directors, officers and regular, full-time employees of the Company, none of whom will receive any additional compensation for their services.

Who are the largest principal stockholders?

See “Security Ownership of Certain Beneficial Owners” elsewhere in this Proxy Statement for a table setting forth each owner of greater than 5% of the Company’s common stock as of the Record Date.

What percentages of stock do the directors and officers own?

Together, they own approximately 10% of our Company common stock as of the Record Date. For information regarding the ownership of our common stock by directors and officers, see the section entitled “Security Ownership of Certain Beneficial Owners and Management” elsewhere in this Proxy Statement.

Do I have dissenters’ rights of appraisal?

Under Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website at http://sharpspring.com/. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

INFORMATION REGARDING DIRECTORS, EXECUTIVE
OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

Our bylaws provide that the number of directors is determined by resolution of the Board of Directors. Our Board of Directors is currently set at seven directors and we currently have seven directors serving on our Board of Directors. Five of our current directors are standing for reelection at the Annual Meeting; Roy W. Olivier and John T. Troost have determined not to stand for re-election. Each director is elected to serve a one (1) year term until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal. After the Annual Meeting, our Board of Directors will have five members.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting, although there is no active candidate search currently underway and the Board of Directors is considering setting the number of directors to five directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The names of the five directors standing for reelection at the Annual Meeting, and certain information about each of them, are set forth below.

Identity of Directors Standing for Reelection

Name	Age	Year First Elected Director	Positions/Committees*	Independent
Steven A. Huey	52	2016	COB, AC, CC, NCGC	yes
Richard Carlson	45	2015	CEO, P	no
David A. Buckel	56	2014	AC, FE	yes
Marietta Davis	58	2017	AC, CC, NCGC	yes
Daniel C. Allen**	43	2018	CC, NCGC	yes

AC - Audit Committee
CEO, P - Chief Executive Officer, President
COB - Chair of the Board of Directors (non-executive)
CC - Compensation Committee
FE - Financial Expert
NCGC - Nominating/Corporate Governance Committee
*Note that Roy W. Olivier and John L. Troost continue serving as directors through the 2018 Annual Meeting. Mr. Olivier and Mr. Troost will not stand for re-election after their term expires at the 2018 Annual Meeting.
** Pursuant to a certain investors’ rights agreement, an investor has the right to designate one person for election to our Board of directors and the Company agreed to use its reasonable best efforts to cause such person to be elected to the Board at each annual meeting of the Company’s stockholders. The investor designated Mr. Allen, who is an affiliate of investor. See “Transactions with Related Persons” below.

Business Experience of Directors Standing for Reelection and New Director Nominees

Steven A. Huey. Steven A. Huey has been a director since December 2016 and the chair of our Board of Directors since July 2017. Since August 2012, Mr. Huey has been Chief Executive Officer of Capture Higher Ed, a technology firm that helps educational institutions meet their enrollment goals. Prior to that, from November 2007 to August 2012, Mr. Huey was Chief Operating Officer of The Learning House, Inc. Mr. Huey received a B.S. in Accounting and Finance from Miami University and an MBA from Emory University. Mr. Huey’s qualifications to serve on our Board of Directors include his extensive experience as a technology company executive, with a focus on growing early stage companies.

Richard A. Carlson. Richard Carlson has been a director and has served as the Company’s Chief Executive Officer and President since October 1, 2015. From August 1, 2015 to October 1, 2015, he served as President of the Company. From August 15, 2014 until August 1, 2015, he served as the President of SharpSpring Technologies, Inc., our wholly owned subsidiary. Mr. Carlson founded RCTW, LLC (fka SharpSpring, LLC) in December 2011 and served as its President until it was acquired by the Company on August 15, 2014. From April 2009 to December 2011, he served as the Managing Director of US Operations for Panda Security, an international internet security software company. Mr. Carlson’s qualifications to serve on our Board of Directors include his knowledge of marketing automation technology, email technology, marketing strategies, as well as his general leadership skills.

David A. Buckel. David A. Buckel has been a director since January 2014. Since November 2007 to present, Mr. Buckel has served as the Managing Director at BVI Venture Services, a professional services firm that provides experienced, C-Suite professionals to deliver strategic and functional consulting services to both private and small public technology companies. Mr. Buckel has hands-on experience creating accounting and control systems and processes, financial statements, financial and operating metrics, dashboards, cash flow forecast, budget processes, trend analysis and dealing with auditors. Additionally, Mr. Buckel has been CFO for various NASDAQ and AMEX Companies leading growth strategy, financial operations and various fund raising efforts. Mr. Buckel holds an M.B.A in Finance and Operations Management from Syracuse University and a B.S. in Accounting from Canisius College. He is also a Certified Management Accountant (CMA). Mr. Buckel’s qualifications to serve on our Board of Directors include a strong background and skill set in areas relating to board service, finance and management.

Marietta Davis. Marietta Davis has been a director since July 2017. Ms. Davis is currently an Advisory Board Member at DataOceans, LLC, a customer communications management solutions and services company, where she has served since April 2016. She is also currently a National Board Member of Youth Villages, a nationally-recognized nonprofit organization that helps children, young people and families, where she has served since January 2010. Davis also served as Vice President – US Dynamic Sales at Microsoft, from 2013 to 2016, where she helped define marketing strategies for SMB, mid-tier and enterprise customers for Dynamics CRM Cloud and ERP products and services. Prior to that time, from 2009 to 2013, Davis served as General Manager – Enterprise Accounts, Greater Southeast District at Microsoft, where she led the sales organization and managed strategic community engagement in the areas of economic development and innovation for that district. Davis holds a B.S. in communications from Bradley University. Ms. Davis’ qualifications to serve on our Board of Directors include experience in sales and marketing leadership roles in the CRM industry, which is highly-correlated to the Company’s marketing automation industry segment.

Daniel Allen. Daniel Allen has been a director since April 2018. Mr. Allen serves as Managing Partner of Corona Park Investment Partners, a private investment company that invests and grows profitable technology enabled companies. He has held that position since January 2012. Since January 2013, he has also served as CEO of Evercel (EVRC), a holding company that manages its portfolio companies and seeks new opportunities to invest capital for long term returns. Evercel is the parent company of Printronix, a global industrial printing company, where Mr. Allen serves as Chairman of the Board. From 2001 to 2010, Mr. Allen worked at Bain Capital, where he also focused on investing in technology related growth opportunities.  Prior to Bain Capital, Mr. Allen was on the founding team of Fandango, a strategy consultant at McKinsey and Company, and worked at ABCNews in Moscow, London, Hong Kong and New York City.  Mr. Allen graduated from Harvard College and Harvard Business School.  Mr. Allen’s qualifications to serve on our Board of Directors include experience managing and investing in growth-focused technology companies.

During the past ten years, none of our directors or nominees for director have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

Transactions with Related Persons

On August 15, 2014, the Company acquired substantially all the assets and assumed the liabilities of RTCW, LLC (f/k/a SharpSpring LLC), a Delaware limited liability company. The consideration for the transaction, as amended, consisted of a closing cash payment of $5 million in August 2014 and earn out consideration of (i) $2 million in cash and $3 million in Company common stock paid in May 2015, (ii) $1 million in cash paid in April 2016, and (iii) $4 million in Company common stock paid in May 2016. Mr. Richard A. Carlson, our Chief Executive Officer and President and a director, served throughout this time as RCTW’s president, and held a 33.8% ownership stake in RCTW, and Mr. Travis Whitton, our Chief Technology Officer, held a 13.0% ownership stake in RCTW. Mr. Steven A. Huey, one of our directors who is standing for reelection, held a 5.7% ownership stake in RCTW. Each of Mr. Carlson, Mr. Whitton and Mr. Huey were entitled to that proportionate amount of the earn-out consideration paid in connection with our Company’s acquisition of the RCTW assets. At no time prior to August 15, 2014, was Mr. Carlson, Mr. Whitton or Mr. Huey a “related person” as defined in Item 404 of Regulation S-K.

James Morgan, Richard Carlson’s brother-in-law, serves as our Vice President of Sales. During 2017 and 2016, Mr. Morgan’s total compensation, including base salary, commissions, bonus and equity compensation approximated $158,000 and $219,000, respectively. Mr. Morgan’s 2016 compensation included a one-time $78,000 payment related to the RCTW earn out that was required to be treated as compensation expense. Mr. Morgan’s compensation package is highly variable based on new sales and is comparable to industry standards. Mr. Morgan also participates in standard Company employment benefits that are available all Company employees.

On March 28, 2018, the Company entered into a convertible note purchase agreement (the “Note Purchase Agreement”) with SHSP Holdings, LLC (“SHSP Holdings”), pursuant to which the Company issued to SHSP Holdings an unsecured 5% convertible promissory note in the aggregate principal amount of $8,000,000 (the “Note”). As of the Record Date, no principal or interest has been paid to SHSP Holdings, and approximately $33,400 in interest has accrued on the Note. Simultaneously with the execution of the Note Purchase Agreement and the issuance of the Note, the Company entered into the Investors’ Rights Agreement (the “Investors’ Rights Agreement”) by and among the Company, SHSP Holdings and two management stockholders. Under the Investors’ Rights Agreement, among other things, SHSP Holdings will have the right to designate one person for election to the Company’s Board of Directors for as long as SHSP Holdings continues to hold any of the Notes, and the Company agreed to use its reasonable best efforts to cause such person to be elected to the Board of Directors at each annual meeting of the Company’s stockholders. SHSP Holdings designated Daniel C. Allen, an affiliate of SHSP Holdings, who was appointed to our Board of Directors on April 3, 2018. Mr. Allen is the founder and manager of Corona Park Investment Partners, LLC (“CPIP”). CPIP is a member of Evercel Holdings LLC and is a member and sole manager of SHSP Holdings. Evercel, Inc. is a member and the manager of Evercel Holdings LLC and is a member of SHSP Holdings. Additionally, under the Investor Rights Agreement, SHSP Holdings has customary demand and piggyback registration rights with respect to the shares of common stock issued or issuable upon conversion of the Note and, under specified conditions, held by members of SHSP Holdings.

Pursuant to Proposal 3, the Board of Directors is recommending that stockholders approve the issuance of shares of the Company’s common stock upon conversion of the Note (together with certain additional convertible promissory notes issued in payment of accrued interest thereon, the “Notes”) pursuant to NASDAQ Listing Rule 5635(b). Pursuant to Proposal 4, the Board of Directors is recommending that stockholders approve the issuance of up to 3,646,519 shares of the Company’s common stock at the election of the Company upon the maturity of the Notes pursuant to NASDAQ Listing Rule 5635(d). In the event of conversion of the Notes, affiliates of Mr. Allen will be entitled to the proportionate number of shares of the Company’s common stock issued to the Investor, based upon his affiliates ownership interest in the Investor.

Policies and Procedures for Related-Party Transactions

Our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ regulations.

Corporate Governance

Code of Ethics and Business Conduct

Our Company has adopted a Code of Ethics and Business Conduct which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. Our Code of Ethics and Business Conduct applies to all of the Company’s employees, including its principal executive officer, principal accounting officer, and our Board of Directors. A copy of this Code is available for review on the “Investors” page of the Company’s website at http://sharpspring.com/. Requests for a copy of the Code of Ethics and Business Conduct should be directed to Investor Relations, SharpSpring, Inc., 550 SW 2nd Avenue, Gainesville, FL 32601. The Company intends to disclose any changes in or waivers from its Code of Ethics and Business Conduct by posting such information on its website or by filing a Form 8-K.

The proxy materials and Annual Report included in this package, along with the Company’s other SEC filings, are available on the internet under the “Investors” page of the Company’s website at http://sharpspring.com/. Additionally, any stockholder desiring additional proxy materials, a copy of any other document incorporated by reference in this Proxy Statement, or a copy of the Company’s bylaws should contact Investor Relations, SharpSpring, Inc., 550 SW 2nd Avenue, Gainesville, FL 32601. Telephone 888-428-9605.

Director Independence Standards

Applicable NASDAQ rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Director Independence

In April 2018, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each of our present directors and each director standing for reelection. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that each of David A. Buckel, Steven A. Huey, Marietta Davis and Daniel Allen are “independent directors” as defined under applicable NASDAQ Stock Market Rules and Exchange Act Rules. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each non-employee director. The one member of our Board of Directors who is not an “independent director” is Richard Carlson as a result of his executive officer status with our Company.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Board Committees

Our Board of Directors has established the committees described below and may establish others from time to time. The charters for each of our committees are described below and are available on the Company’s website http://sharpspring.com/.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Our Audit Committee is comprised of David A. Buckel, Steven A. Huey and Marietta Davis. Mr. Buckel is the chairperson of the committee. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board of Directors has designated David A. Buckel as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee’s purpose and power are to (a) retain, oversee and terminate, as necessary, the auditors of the Company, (b) oversee the Company's accounting and financial reporting processes and the audit and preparation of the Company's financial statements, (c) exercise such other powers and authority as are set forth in the Charter of the Audit Committee of the Board of Directors, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Audit Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Audit Committee held four meetings and acted by unanimous consent one time.

Compensation Committee

Our Compensation Committee is comprised of Marietta Davis, Steven A. Huey and Daniel C. Allen, with Ms. Davis being the chairperson of the Compensation Committee. Our Board of Directors has determined that each member of the Compensation Committee is an independent director for compensation committee purposes as that term is defined in the applicable rules of NASDAQ and the Exchange Act, is a “non-employee director” within the meaning of Rule 16b-3(d)(3) promulgated under the Exchange Act and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. The Compensation Committee’s purpose and powers are to (a) review and approve the compensation of the chief executive officer of the Company and such other employees of the Company as are assigned thereto by the Board of Directors and to make recommendations to the Board of Directors with respect to standards for setting compensation levels, (b) exercise such other powers and authority as are set forth in a charter of the Compensation Committee of the Board of Directors, and (c) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

Our Compensation Committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the committee may deem appropriate in its sole discretion. If the Committee elects to delegate any authority to a subcommittee, the subcommittee shall be comprised of at least two members who qualify as "non-employee directors" for the purposes of Rule 16b-3 under the Exchange Act, and as "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code, as amended. The Committee is not precluded from accepting solely recommendations from executive officers regarding the amount or form of executive and director compensation.

The Compensation Committee also has the power to investigate any matter brought to its attention within the scope of its duties, and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Compensation Committee held four meetings and acted by unanimous consent two times.

Compensation Committee Interlocks and Insider Participation

At the start of 2017, our Compensation Committee was comprised of Vadim Yasinovsky, John L. Troost, and David A. Buckel, and Mr. Yasinovsky was the chairperson of the committee. On January 27, 2017, Steven A. Huey replaced Mr. Yasinovsky as a member and as the chairperson of the Compensation Committee. Upon her appointment as a Director in July 2017, Ms. Davis replaced Mr. Troost as a member of the Compensation Committee and also became the chairperson of the committee. On April 27, 2018, Mr. Allen replaced Mr. Buckel as a member of the Compensation Committee. Neither of Marietta Davis, Steven A. Huey, Vadim Yasinovsky, John L. Troost, Daniel C. Allen or David A. Buckel is an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. Disclosure is made with respect to Mr. Huey under the section entitled “Transactions with Related Persons” above.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Daniel C. Allen, Steven A. Huey and Marietta Davis, with Mr. Allen being the chairperson of the Nominating and Corporate Governance Committee.

Our Board of Directors has determined that each of the committee members is an independent director for Nominating and Corporate Governance Committee purposes as that term is defined in the applicable rules of NASDAQ and the Exchange Act. The Nominating and Corporate Governance Committee’s purpose and powers are to: (a) identify potential qualified nominees for director and recommend to the Board of Directors for nomination candidates for the Board of Directors, (b) develop the Company's corporate governance guidelines and additional corporate governance policies, (c) exercise such other powers and authority as are set forth in a charter of the Nominating and Corporate Governance Committee of the Board of Directors, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Nominating and Corporate Governance Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Nominating and Corporate Governance Committee held four meetings and acted by unanimous consent one time.

Each of the five directors standing for reelection at the Annual Meeting have expressed their willingness to serve as a director.

When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business and/or scientific issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. Except for Daniel Allen, to date, all new candidates have been identified and recommended by members of our Board of Directors, including management and non-management directors, our principal executive officer, and other executive officers, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates. Pursuant to the Investors’ Rights Agreement, the Investor has the right to designate one person for election to our Board of Directors and the Company agreed to use its reasonable best efforts to cause such person to be elected to the Board at each annual meeting of the Company’s stockholders. The Investor designated Mr. Allen, who is an affiliate of Investor. See “Transactions with Related Persons” and “Security Ownership of Certain Beneficial Owners and Management.”

Our directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder.

When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders should follow the following notice procedures and comply with applicable provisions of our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2019 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Proxy Statement under the heading “Stockholder Proposals for 2019 Annual Meeting.” The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, along with the following:

●
The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
●
The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;
●
The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;
●
A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and
●
Information regarding the nominee that would be required to be included in our Proxy Statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

The information listed above is not a complete list of requisite information. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

No material changes to the procedures by which our stockholders may recommend nominees to our Board of Directors has occurred since we last provided disclosure regarding these procedures in our Definitive Schedule 14A filed on May 1, 2017.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that of separate Principal Executive Officer and Chair of the Board of Directors. Richard Carlson serves as our Principal Executive Officer and is responsible for the day-to-day operation of our Company. Steven A. Huey serves as our Chair of the Board of Directors, which is a non-executive position. Mr. Huey is responsible for performing a variety of functions related to our corporate leadership and governance, including coordinating board activities, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the independent directors. Our Board of Directors has determined that maintaining the independence of a majority of our directors helps maintain its independent oversight of management.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. The interaction with management occurs not only at formal board and committee meetings, but also through periodic and other written and oral communications.

Stockholder Communications with the Board

Stockholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o SharpSpring, Inc., 550 SW 2nd Avenue, Gainesville, FL 32601. These communications will be delivered directly to the Board, or any individual director, as specified.

Board Meetings and Committees; Annual Meeting Attendance

During our last fiscal year, our Board of Directors held five Board meetings. Each current director attended at least 75% of the total number of Board meetings and their respective committee meetings of the Board held during our last fiscal year. The Board of Directors acted at various times by unanimous written consent, as authorized by our bylaws and the Delaware General Corporation Law.

Our Company has no policy with regard to Board members' attendance at our annual meetings of security holders. One Board member attended our 2017 annual meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities are generally as follows:

1.
To retain, oversee and terminate, as necessary, the auditors of the Company;
2.
To oversee the Company's accounting and financial reporting processes and the audit and preparation of the Company's financial statements;
3.
To exercise such other powers and authority as are set forth in the Charter of the Audit Committee of the Board of Directors; and
4.
To exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Committee has received the written disclosures and the letter from the Company’s outside auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the outside auditor’s communications with the Committee concerning independence, and has discussed with the outside auditors the outside auditor's independence.

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

This Audit Committee Report has been furnished by the Audit Committee of the Board of Directors.

David A. Buckel, Chairman
Marietta Davis
Steven A. Huey

Executive Officers

Identity of Executive Officers

Name	Age	Position
Richard A. Carlson	45	Director, Chief Executive Officer and President
Edward S. Lawton	40	Chief Financial Officer
Travis Whitton	37	Chief Technology Officer

Experience

Richard A. Carlson. Mr. Carlson’s business experience is described above under the caption “Identity and Business Experience of Directors.”

Edward S. Lawton. Edward S. Lawton has served as our Chief Financial Officer since September 2014. Mr. Lawton is responsible for overseeing our Company’s financial reporting, accounting and administrative functions. Mr. Lawton has over 18 years of financial and accounting experience with a focus on financial planning and analysis and integrating acquisitions for technology companies. From 2006 to September 2014, Mr. Lawton served as the Director of Finance and Senior Director of Finance at Bottomline Technologies (de), Inc., a publicly-traded cloud-based payment, invoice and digital banking solutions software company.

Travis Whitton. Travis Whitton has served as our Chief Technology Officer since the acquisition of the SharpSpring assets in August 2014. Mr. Whitton was a co-founder of RCTW, LLC (fka SharpSpring, LLC) and served as its Chief Technology Officer from January 2012 until it was acquired by the Company in August 2014. From September 2007 to January 2012, Mr. Whitton served as Senior Software Engineer of Grooveshark, an online streaming music company.

Each officer is elected annually by the Board of Directors and holds their office until they resign or are removed by the Board of Directors or otherwise disqualified to serve, or their successor is elected and qualified.

During the past ten years, none of our executive officers have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

Executive Compensation

Compensation Discussion and Analysis

The compensation committee of our Board of Directors oversees, reviews and approves all compensation decisions relating to our named executive officers. In the discussion that follows, “executives” refers to our 2017 named executive officers, Messrs. Carlson, Lawton and Whitton.

Objectives and Philosophy of Our Executive Compensation Program

The primary objectives of the compensation committee with respect to executive compensation are to:

●
enable us to attract, retain and motivate the best possible executive talent by ensuring that our compensation packages are competitive with those offered by similarly situated companies;
●
align our executive compensation with our corporate strategies and business objectives;
●
promote the achievement of key strategic and financial performance measures; and
●
align executives’ incentives with the creation of stockholder value.

To achieve these objectives, the compensation committee evaluates our executive compensation program with the goal of setting compensation at levels the committee believes are competitive with those of other companies of a comparable size within our industry. Executives are also evaluated on their professional growth and individual contributions to the Company’s success. We provide a portion of our executive compensation in the form of stock option awards that vest over time, typically four years, which we believe promotes the retention of our executives and aligns their interests with those of our stockholders since this form of compensation allows our executives to participate in the long-term success of our Company as reflected in stock price appreciation.

Compensation Challenges

We face challenges in hiring and retaining our executives and other key employees due to several factors. These challenges are similar to those faced by other high-growth technology companies and make recruiting and retaining our executives and other key employees difficult. Specifically, we face challenges related to the pace of our operations, the high growth rate of our businesses, the fact that we are in a competitive industry and the fact that many of our executives and key employees are targeted by other companies.

Components of our Executive Compensation Program

The primary elements of our current executive compensation program are:

●
base salary;
●
cash bonuses;
●
stock option awards; and
●
retirement and other employee benefits

We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, the Compensation Committee determines what it believes to be the appropriate level and mix of the various compensation components based on recommendations from our chief executive officer, Company performance against stated objectives and individual performance.

Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executives. When establishing base salaries, the compensation committee considers a variety of other factors such as the executive’s scope of responsibility, individual performance, prior employment experience and salary history, relative pay adjustments within the Company and our overall financial performance. Base salaries are reviewed at least annually by our compensation committee and may be adjusted from time to time based upon market conditions, individual responsibilities and Company and individual performance.

Mr. Whitton became a named executive officer during 2016, after his employment with the Company had commenced. Accordingly, his existing base salary in effect for 2016 prior to becoming a named executive officer was authorized in accordance with standard employee policies.

Mr. Carlson’s salary was increased from $200,000 to $250,000 on March 16, 2017. During 2016, Mr. Carlson received a base salary of $200,000.

Mr. Lawton’s salary was increased from $165,000 to $185,000 on December 1, 2016. From the time Mr. Lawton joined the Company in September 2014 until December 1, 2016, Mr. Lawton received a base salary of $165,000.

Mr. Whitton has received a base salary of $160,000 since September 1, 2015.

Effective as of the start of 2018, executive salaries were increased as follows: Mr. Carlson’s salary was increased to $300,000, Mr. Lawton’s salary was increased to $200,000 and Mr. Whitton’s salary was increased to $175,000.

Cash Bonuses

Cash bonuses are used to compensate and align our executives toward certain financial, strategic and operational goals. The Compensation Committee approves payment of quarterly or annual cash bonuses as part of the overall compensation packages of our executive officers, and retains the authority to review and adjust the overall bonus at year-end. During the last three years, the executive cash bonuses have been based on revenue and EBITDA targets for the year, as determined by the Compensation Committee, with payments varying between annual and quarterly. For the performance during the year ended December 31, 2015, executive bonuses were paid annually during February 2016. For the performance during the year ended December 31, 2016, executive bonuses were paid quarterly following the financial reporting of each quarter. For the performance during the year ended December 31, 2017, executive bonuses were paid annually during February 2018. The following summarizes the executive cash bonus awards, separated based on both the timing of the payment and the performance year for which the bonus was earned:

		Paid in Year
		2016	2017	2018
Name	Earned For year

Richard A. Carlson	2017	$-	$-	$37,500
	2016	$26,250	$-	$-
	2015	$40,000	$-	$-
		$66,250	$-	$37,500

Edward Lawton	2017	$-	$-	$45,000
	2016	$15,750	$-	$-
	2015	$24,000	$-	$-
		$39,750	$-	$45,000

Travis Whitton	2017	$-	$-	$15,000
	2016	$5,550	$7,550	$-
	2015	$8,000	$-	$-
		$13,550	$7,550	$15,000

Stock Option Awards

Stock option awards are the primary vehicle for long-term retention of our executives. Our compensation committee believes that stock options promote, create and reward long term stockholder value creation, as well as provide a strong incentive for the executive to remain employed by the Company.

The following table shows stock option grants made to executives during 2017.

		Number		Grant Date
		of Stock	Exercise	Fair Value of
Name	Grant Date	Options (#)	Price ($)	Options ($)

Richard Carlson(1)	3/17/2017	100,000	$4.74	$233,861

Edward Lawton(2)	3/17/2017	50,000	$4.74	$116,931

Travis Whitton(2)	3/17/2017	35,000	$4.74	$81,851

___________
1.
The options expire ten years from the grant date and vest over a 4-year period, with 1/48 of the original number of options vesting every month.

2.
The options expire ten years from the grant date and vest over a 4-year period, with 25% vesting on the first anniversary of the grant date and an additional 1/48 of the original number of options vesting every month thereafter, until becoming fully vested on the fourth anniversary of the grant date.

Benefits and Other Compensation

We maintain broad-based benefits that are provided to all of our employees, including (for U.S. resources) health and dental insurance, life insurance and a retirement plan. Executives are eligible to participate in all of our employee benefit plans, in each case on the same terms as our other employees. No employee benefit plans are in place solely for the benefit of our executives.

Severance and Change in Control Benefits

Pursuant to employment agreements we have entered into with our executives and the terms of our 2010 Stock Incentive Plan, our executives are entitled to certain benefits in the event of a change in control of our Company or the termination of their employment under specified circumstances, including termination following a change in control. We believe these benefits help us compete for and retain executive talent and are generally in line with severance packages offered to executives by the companies in our peer group. We also believe that these benefits would serve to minimize the distraction caused by any change in control scenario and reduce the risk that key talent would leave the Company before any such transaction closes, which could reduce the value of the Company if such transaction failed to close.

2017 Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers that earned more than $100,000 for the fiscal years ended December 31, 2017 and 2016:

				Option	All Other
Name	Year	Salary	Bonus	Awards	Compensation	Total
		($)	($)	($)	($)	($)
			(a)	(b)	(c)

Richard Carlson	2017	$239,586	$-	$233,861	$7,188	$480,635
Chief Executive Officer and President (Principal Executive Officer), Director	2016	$200,000	$66,250	$-	$7,950	$274,200

Edward Lawton	2017	$185,000	$-	$116,931	$5,550	$307,481
Chief Financial Officer (Principal Financial Officer)	2016	$166,667	$39,750	$17,707	$6,193	$230,317

Travis Whitton (1)	2017	$160,000	$-	$81,851	$5,027	$246,878
Chief Technology Officer	2016	$160,000	$13,550	$37,911	$3,758	$215,219
_________
(a)
The amounts in this column represent the dollar value of cash bonus earned by the named executive officer during the fiscal year.
(b)
The amounts in this column represent the grant date fair values of option grants as computed based on the Black-Scholes methodology.
(c)
These amounts consist primarily of our matching contributions to each executive’s retirement savings plan account.

(1) Mr. Whitton became an executive officer of the Company on July 2, 2016.

During 2017 and 2016, we provided our U.S. employees the ability to contribute to a 401(k) retirement plan. Under the plan, eligible employees may elect to defer part of their compensation to the plan each year. The amount of compensation an employee can elect to defer is generally expressed as a percentage of the employee’s compensation up to a maximum of $18,000 for 2017 and 2016. The Company provides a matching contribution of 100% of employee deferrals up to 3% of total compensation. We have no other annuity, pension, retirement or similar benefit plans in place on behalf of our executive officers.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718 and options are reported in the Summary Compensation Table above in columns (a). The assumptions made in the computation may be found in Note 15: Stock-Based Compensation to our financial statements contained in our latest Annual Report.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2017, our latest fiscal year end:

Outstanding Equity Awards At Fiscal Year-End

	Number of
	securities
	underlying
	unexercised		Option	Option	Initial
	options(#)		exercise	expiration	vesting
Name	Exercisable	Unexercisable	price ($)	date	date

Richard A. Carlson	18,750	81,250	$4.74	03/17/27	04/17/17	(1)
	135,417	114,583	$4.80	10/01/25	11/01/15	(1)
	45,000	15,000	$6.29	06/01/25	12/31/16	(2)

Edward Lawton	-	50,000	$4.74	03/17/27	03/17/18	(3)
	2,480	4,520	$5.15	07/12/26	07/12/17	(3)
	14,063	10,937	$4.82	09/13/25	09/13/16	(3)
	41,667	8,333	$6.29	08/14/24	08/14/15	(3)

Travis Whitton	-	35,000	$4.74	03/17/27	03/17/18	(3)
	11,459	13,541	$3.34	02/17/26	02/17/17	(3)
	18,750	6,250	$6.29	06/01/25	12/31/16	(2)
_________________________
1.
Vests monthly over four years, with 1/48 vesting each month.
2.
Vests 50% on December 31, 2016, 25% on December 31, 2017 and 25% on December 31, 2018.
3.
Vests over four years, with 25% vesting on the first anniversary and 1/48 of the grant vesting each month thereafter.

Compensation of Non-Employee Directors

Compensation for our directors is discretionary and is reviewed from time to time by our Board of Directors. Any determinations with respect to Board compensation are made by our Board of Directors. Since our second quarter of 2017, we have compensated all non-employee directors with a stipend of $7,500 per quarter ($30,000 per year), payable quarterly in stock. Prior to this, all non-employee directors with the exception of our chairman received $5,000 per quarter ($20,000 per year), payable quarterly in stock. From November 2014 until his departure in the third quarter of 2017, our former Chair of the Board of Directors received a stipend of $150,000 per year, payable quarterly in stock. Typically, newly elected non-employee directors receive 16,000 stock options upon joining the board, which vest over four years. All directors are also entitled to reimbursement for travel expenses for attending director meetings.

Set forth below is a summary of the compensation of our directors during our December 31, 2017 fiscal year.

					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
Semyon Dukach (1)	-	$158,388	-	-	-	$19,498	$177,886
John L. Troost (2)	-	$26,787	-	-	-	-	$26,787
David A. Buckel (2)	-	$26,787	-	-	-	-	$26,787
Steven A. Huey (2)(3)	-	$26,787	$35,832	-	-	-	$62,619
Marietta Davis (2)(3)	-	$9,833	$33,164	-	-	-	$42,997
Roy W. Olivier (2)(3)	-	$9,833	$33,164	-	-	-	$42,997
Vadim Yasinovsky (4)	-	$14,570	-	-	-	-	$14,570

1.
Mr. Dukach was Chair of the Board of Directors until July 28, 2017. For his service, Mr. Dukach received a $150,000 per year stipend, payable quarterly in stock. During 2017, Mr. Dukach received 34,719 shares of fully-vested Company stock related to this stipend. The quarterly stock stipend was issued in arrears shortly after quarter end, and the amount above represents the values on the date of issuance related to his service from our fourth quarter of 2016 to our third quarter of 2017. Mr. Dukach’s other compensation relates to participation in our Company’s health plan.
2.
During 2017, SharpSpring’s non-employee directors received a quarterly stipend, payable in stock issued in arrears. The stipend paid in the first and second quarters of 2017 (for services in the fourth quarter of 2016 and the first quarter of 2017, respectively) was $5,000. The stipend paid in the third and fourth quarters of 2017 (for services in the second and third quarters of 2017, respectively) was $7,500. Quarterly stock stipends are issued shortly after quarter end, and the amount above represents the values on the dates of issuance.
3.
Ms. Davis and Mr. Olivier joined the Board of Directors on July 1, 2017. Each received an option grant during 2017 of 16,000 options, vesting over four years, with 25% vesting on the first anniversary and 1/48 of the grant vesting each month thereafter.
4.
Mr. Huey joined the Board of Directors on December 19, 2016. During March 2017, Mr. received an option grant of 16,000 options, vesting over four years, with 1/48 of the grant vesting each month.
5.
Mr. Yasinovsky ceased being a director on June 1, 2017.
The aggregate fair value of option awards are computed in accordance with FASB ASC 718. The assumptions made in the computation may be found in Note 15: Stock-Based Compensation to our financial statements contained in our latest Annual Report.

Compensation Policies and Practices As They Relate To Our Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

●
Our base pay consists of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;
●
Option awards are not tied to formulas that could focus executives on specific short-term outcomes; and
●
Option awards, generally, have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2017.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,069,330	$5.11	523,236
Equity compensation plans not approved by security holders (2)	80,000	$7.81	-
Total	1,149,330	$5.30	523,236

(1)
Reflects our 2010 Employee Stock Plan, as amended for the benefit of our directors, officers, employees and consultants. We currently have reserved 1,950,000 shares of common stock for such persons pursuant to that plan.

(2)	Comprised of common stock purchase warrants we issued for services.

Voting Securities and Principal Holders Thereof

As of the Record Date, we had outstanding 8,453,655 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of (i) each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock; and (ii) each of our officers and directors, and officers and directors as a group:

Security Ownership of Certain Beneficial Owners and Management
			Options
			Included in Shares
Name and Address	Shares Beneficially Owned		Beneficially Owned
of Beneficial Owner (1)(2)	Number	Percent (3)	Number(4)
5% Stockholders(5)
Richard H. Witmer, Jr.	728,881	8.62%	-
16 Fort Hills Lane, Greenwich, CT 06831
Inlight Wealth Management, LLC	651,585	7.71%	-
1175 Peachtree Street NE, 100 Colony Square, Suite 760, Atlanta, GA 30361
Greenhaven Road Capital Fund 1	541,550	6.41%	-
c/o Royce & Associates LLC, 8 Sound Shore Drive, Suite 190, Greenwich, CT 06830
AWM Investment Company, Inc.	530,734	6.28%	-
c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY
Evercel, Inc.	519,000	6.14%	-
228 Park Avenue South; Suite 90959, New York, NY 10003
Columbus Capital Management, LLC	492,100	5.82%	-
1 Embarcadero Center, Suite 1130, San Francisco, CA 94111

Directors and Executive Officers (6)
Daniel C. Allen, Director (7)	1,585,667	16.66%	-
Richard A. Carlson, Chief Executive Officer and President, Director	791,079	9.09%	251,251
Travis Whitton, Chief Technology Officer	250,732	2.95%	44,272
Edward Lawton, Chief Financial Officer	91,585	1.07%	84,085
John L. Troost, Director (8) (9)	37,359	*	16,000
David A. Buckel, Director	34,566	*	16,000
Steven A. Huey, Director	14,090	*	5,000
Marietta Davis, Director	5,359	*	-
Roy W. Olivier, Director (9)	5,359	*	-
All executive officers and directors as a group (9 persons)	2,815,796	28.34%	416,608

———————
*
Represents less than 1% of the outstanding shares of common stock.
(1)
To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the Record Date.
(2)
Unless otherwise noted, in care of SharpSpring, Inc., 550 SW 2nd Avenue, Gainesville, FL 32601.
(3)
Based on 8,453,655 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2010 Employee Stock Plan, (ii) outstanding warrants to purchase shares of our common stock, or (iii) shares issuable upon conversion of convertible notes.
(4)
Represents options exercisable within 60 days from the Record Date.
(5)
Based solely upon a review of Schedule 13G filings with the SEC.
(6)
If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the Record Date, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.
(7)
Consists of (i) 519,000 shares of common stock held directly by Evercel Holdings LLC, a subsidiary of Evercel, Inc. and (ii) 1,066,667 shares of common stock issuable upon conversion of a convertible note held directly by SHSP Holdings, LLC that is convertible within 60 days from the Record Date. Mr. Allen is the founder and manager of Corona Park Investment Partners, LLC (“CPIP”). CPIP is a member of Evercel Holdings LLC and is a member and sole manager of SHSP Holdings, LLC. Evercel, Inc. is a member and the manager of Evercel Holdings LLC and is a member of SHSP Holdings.
(8)
Includes 1,600 shares held by Mr. Troost’s wife, for which Mr. Troost disclaims beneficial ownership.
(9)
Mr. Troost and Mr. Olivier have determined not to stand for re-election at the 2017 annual meeting.

We are not aware of any arrangements that could result in a change of control.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the time of the Annual Meeting, our Board of Directors will consist of seven directors: Steven A. Huey, Richard Carlson, David A. Buckel, Marietta Davis, Daniel C. Allen, John L. Troost and Roy W. Olivier. At the Annual Meeting, five directors are to be elected for a one (1) year term to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. Mr. John L. Troost and Mr. Roy W. Olivier have determined not to stand for re-election at the 2018 annual meeting.

Nominees

There are five nominees, all of whom currently serve on our Board of Directors. Set forth below is information regarding the nominees for election to our Board of Directors:

Name	Position(s) with the Company	Year First Elected Director
Steven A. Huey	Chair of the Board of Directors	2016
Richard Carlson	Chief Executive Officer; Director	2015
David A. Buckel	Director	2014
Marietta Davis	Director	2017
Daniel C. Allen	Director	2018

Each person nominated has agreed to serve if elected, and our Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy.

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. A “withhold” vote with respect to any nominee will not effect the election of that nominee. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above nominees.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2018

We are asking stockholders to ratify the appointment of Cherry Bekaert LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Cherry Bekaert LLP was our independent registered public accounting firm for our fiscal year ended December 31, 2017. Representatives of Cherry Bekaert LLP will not be present at the Annual Meeting.

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2016, on September 1, 2016, the Company dismissed McConnell & Jones, LLP (“McConnell & Jones”) as its independent registered public accounting firm. The Company’s Audit Committee and Board of Directors unanimously approved the decision to dismiss McConnell & Jones. On September 1, 2016, the Company appointed Cherry Bekaert LLP (“Cherry Bekaert”) as its new independent registered public accounting firm commencing for its quarter ending September 30, 2016 and its fiscal year ending December 31, 2016. The Company’s Audit Committee and Board of Directors unanimously approved the engagement of Cherry Bekaert.

McConnell & Jones’ reports on the financial statements of the Company for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles. There were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and no “reportable event” occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended December 31, 2015 and 2014 and the subsequent interim period up to and including the date of McConnell & Jones’ dismissal between the Company and McConnell & Jones on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of McConnell & Jones, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for those periods. The Company provided McConnell & Jones with a copy of the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2016 and requested in writing that McConnell & Jones provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. The Company received the requested letter from McConnell & Jones and included the letter as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2016.

The Company did not consult with Cherry Bekaert during the fiscal years ended December 31, 2015 and 2014 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Cherry Bekaert concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined and described in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended and there was neither a written report nor oral advice provided to the Company by Cherry Bekaert that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2017 and December 31, 2016 by the Company’s independent registered public accounting firms. The aggregate fees billed for the fiscal year ended December 31, 2017 were from Cherry Bekaert LLP and the aggregate fees billed for the fiscal year ended December 31, 2016 were from both Cherry Bekaert and McConnell & Jones, LLP.

	2017	2016

Audit Fees	$162,447	$232,797
Audit-Related Fees	9,200	11,924
Tax Fees	—	—
All Other Fees	—	—
Total	$171,647	$244,721

Audit Fees are the fees billed during the years ended December 31, 2017 and December 31, 2016 for professional services rendered by our independent auditors for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the audit firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees are the aggregate fees billed during the years ended December 31, 2017 and December 31, 2016 for assurance and related services rendered by our independent auditors that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the category Audit Fees described above.

Tax Fees are the fees billed during the years ended December 31, 2017 and December 31, 2016 for tax compliance rendered by our independent auditors.

All Other Fees are the aggregate fees billed for products and services provided during the years ended December 31, 2017 and December 31, 2016 rendered by our independent auditors, other than the services reported in the above categories.

Audit Committee Pre-Approval Policies.

The Company’s audit committee currently does not have any pre-approval policies or procedures concerning services performed by rendered by our independent auditors. However, all the services performed by rendered by the independent auditors that are described above were pre-approved by the Company’s audit committee.

None of the hours expended on rendered by our independent auditor’s engagement to audit the Company’s financial statements for the years ended December 31, 2017 and December 31, 2016 were attributed to work performed by persons other than rendered by the independent auditor’s full-time, permanent employees.

Vote Required

The vote required to ratify the appointment of Cherry Bekaert LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting entitled to vote on the matter. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of Cherry Bekaert LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

PROPOSAL THREE

APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK UPON THE CONVERSION OF THE NOTES PURSUANT TO NASDAQ LISTING RULE 5635(B)

Background

On March 28, 2018, the Company entered into a Convertible Note Purchase Agreement (the “Note Purchase Agreement”) with SHSP Holdings, LLC, an affiliate of Evercel, Inc. and Corona Park Investment Partners (“SHSP Holdings”), pursuant to which the Company issued to SHSP Holdings a Convertible Promissory Note in the aggregate principal amount of $8,000,000 (the “Note”). The Company intends to use the proceeds from the financing for increasing sales and marketing spend to accelerate customer acquisition and revenue growth. The Company also plans to strategically invest in research and development to further advance the functionality and features of its platform.

Pursuant to the Note Purchase Agreement, the Company issued the Note to SHSP Holdings on March 28, 2018 (the “Issuance Date”). Interest on the Note accrues at a rate of 5.0% per annum, beginning on the Issuance Date until the principal amount and all accrued but unpaid interest shall have been paid or converted into shares of the Company’s common stock.

The Note will be due and payable on the fifth anniversary of the Issuance Date (the “Maturity Date”). Interest under the Note will be due and payable on each anniversary of the Issuance Date and will be paid by the issuance of additional convertible promissory notes of like tenor to the Note (each, a “PIK Note” and, together with the Note, the “Notes”), with a principal amount equal to the accrued interest being paid by delivery of such PIK Note.

SHSP Holdings may convert the principal amount of the Note and any accrued interest thereon, in whole or in part, into shares of the Company’s common stock at any time prior to the Maturity Date at a conversion price of $7.50 per share, subject to customary adjustments (the “Conversion Price”). At the Maturity Date, the Company may elect to convert all outstanding Notes into shares of the Company’s common stock at a conversion price equal to 80% of the volume weighted average closing price of the common stock for the 30 trading days prior to and including the Maturity Date (the “VWAP”). The Company will have the right to extend the Maturity Date for up to six months on up to three separate occasions, during which time interest would accrue on the outstanding principal amount of the Note at a rate of 10% per annum.

The Note contains a “limitation on conversion” provision pursuant to which the Company and SHSP Holdings have agreed that SHSP Holdings will not attempt to convert any portion of the Note, and the Company will not issue to SHSP Holdings any common stock upon any attempted conversion of the Note, if the number of shares of common stock issuable upon such conversion, plus (i) the number of shares of common stock issued pursuant to conversions prior thereto and (ii) the number of shares of common stock beneficially owned by any affiliate of SHSP Holdings would (x) equal 20% or more of the number of the outstanding shares of common stock or (y) represent 20% or more of the total voting power of the Company’s securities outstanding immediately after giving effect to such issuance that are entitled to vote on a matter being voted on by holders of the common stock, unless and until the Company obtains stockholder approval permitting such issuance. In addition, under the limitation on conversion provision, the Company agreed to seek stockholder approval at the 2018 Annual Stockholders Meeting for the issuance of the shares of common stock issuable to SHSP Holdings upon conversion of the Note.

If SHSP Holdings were to convert all of the Notes at the Conversion Price on the Maturity Date, the Company would be required to issue 1,361,367 additional shares of common stock to SHSP Holdings. Based on the number of shares of common stock outstanding as of the Record Date, SHSP Holdings and its affiliates beneficially owned, in aggregate, 6.14% of the Company’s outstanding common stock. Assuming the issuance of shares of common stock upon full conversion of the Notes on the Maturity Date by SHSP Holdings, SHSP Holdings and its affiliates would beneficially own, in aggregate, approximately 22.26% of the number of shares of the Company’s common stock outstanding immediately prior to the Issuance Date.

Stockholder Approval Requirement

Our common stock is listed on the NASDAQ Capital Market and, accordingly, we are subject to NASDAQ’s stockholder approval rules. NASDAQ Listing Rule 5635(b) (the “change of control rule”) requires stockholder approval prior to an issuance of securities that will result in a “change of control” of a listed company, which for NASDAQ purposes is generally deemed to occur when an investor or group of investors acquires, or has the right to acquire, 20% or more of the outstanding common stock or voting power of a company and such ownership or voting power would be the largest ownership position.

SHSP Holdings may, upon conversion of all or a portion of the Notes, acquire beneficial ownership of 20% or more of the number of shares of the Company’s common stock outstanding immediately prior to the Issuance Date, thereby requiring stockholder approval under the change of control rule. As a result, and in accordance with the terms of the Note, the Company is seeking stockholder approval of the issuance of shares of the Company’s common stock upon conversion of the Notes by SHSP Holdings. Stockholder approval of this proposal is intended to satisfy the stockholder approval requirement of the change of control rule.

Consequences of Failure to Obtain Stockholder Approval

Pursuant to the limitation on conversion provision in the Note, if stockholder approval of the issuance of shares of the Company’s common stock upon the conversion of the Notes is not obtained at the 2018 Annual Meeting of Stockholders, SHSP Holdings would continue to be prohibited from converting any portion of the Note if the number of shares of common stock issuable upon such conversion, plus (i) the number of shares of common stock issued pursuant to conversions prior thereto and (ii) the number of shares of common stock beneficially owned by any affiliate of SHSP Holdings, would represent 20% or more of the total voting power of the Company’s securities outstanding immediately after giving effect to such issuance, unless and until the Company obtains stockholder approval permitting such issuance. Furthermore, the Company would be required to call a special meeting of its stockholders to be held no later than 90 days after the 2018 Annual Meeting of Stockholders at which it would again seek stockholder approval. If stockholder approval is not obtained at the special meeting, the Company would be required to continue to call special meetings of its stockholders at least quarterly until stockholder approval is obtained. If stockholder approval of the issuance of shares of the Company’s common stock upon the conversion of the Notes is not obtained within two years of the date of the Note, affiliates of SHSP Holdings may elect to sell all shares of common stock (not just those subject to conversion) held by them in order to effectuate the conversion of the Notes without exceeding the limitation on conversion, in which case the Company has agreed to reimburse them for any underwriting commissions and other transaction costs of such sales. The timing and amount of any such sale of shares by SHSP Holdings or its affiliates may cause negative pressure on our stock price and be detrimental to other stockholders as a whole.

In addition, pursuant to the Investors’ Rights Agreement entered into as of March 28, 2018 by and among the Company, SHSP Holdings, Evercel Holdings, LLC (an affiliate of SHSP Holdings) and certain management stockholders of the Company (the “Investors’ Rights Agreement”), if the Company fails to obtain stockholder approval of the issuance of shares of the Company’s common stock upon the conversion of the Notes within two years of the date of the Note, SHSP Holdings and its affiliates holding shares of common stock will have the right, in accordance with the Investors’ Rights Agreement, to demand registration under the Securities Act of 1933, as amended, of sales of up to all of the shares held by the SHSP Holdings and/or its affiliates.

The description of the terms of the Note Purchase Agreement, the Notes and the Investors’ Rights Agreement provided under “Background,” above, is intended to provide basic information regarding such terms for purposes of Proposals Three and Four. The description is qualified in all respects by the text of the Note Purchase Agreement, the Note and the Investors’ Rights Agreement, which the Company has filed as exhibits to its Current Report on Form 8-K dated March 28, 2018.

Vote Required

The vote required to approve, pursuant to NASDAQ Listing Rule 5635(b), the issuance of shares of the Company’s common stock upon the conversion of the Notes is the affirmative vote of the holders of the majority of the votes cast at the Annual Meeting. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” approval, pursuant to NASDAQ Listing Rule 5635(b), of the issuance of shares of the Company’s common stock upon the conversion of the Notes.

PROPOSAL FOUR

APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK AT THE ELECTION OF THE COMPANY UPON THE MATURITY OF THE NOTES PURSUANT TO NASDAQ LISTING RULE 5635(D)

Background

As more fully described in Proposal Three, above, on March 28, 2018, the Company entered into the Note Purchase Agreement with SHSP Holdings pursuant to which the Company issued the Note to SHSP Holdings. Interest under the Note accrues at a rate of 5.0% per annum, due and payable on each anniversary of the Issuance Date. Under the terms of the Note, the Company is required to pay the accrued interest by the issuance of PIK Notes, with a principal amount equal to the accrued interest being paid by delivery of such PIK Note.

The Note further provides that, at the Maturity Date, in lieu of paying the outstanding principal amount of, and any accrued interest on, the Notes, the Company may elect (on at least 30 days’ prior written notice to SHSP Holdings) to repay all outstanding Notes with a number of shares of the Company’s common stock equal to the outstanding principal amount of, and any accrued interest on, the Notes at the Maturity Date divided by a price equal to 80% of the VWAP.

Stockholder Approval Requirement

NASDAQ Listing Rule 5635(d) requires that we obtain stockholder approval prior to the issuance of the Company’s common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by us of our common stock equal to 20% or more of our common stock outstanding before the issuance, if the price per share is less than the greater of book value or market on the date of pricing. In the event the Company elects to repay all outstanding Notes at the Maturity Date with shares of common stock, the associated share issuance could equal or exceed 20% of the shares of the Company’s common stock outstanding immediately prior to the Issuance Date. The Company is seeking approval of this proposal to provide us with the flexibility to elect to repay the outstanding Notes, if any, at the Maturity Date by issuing up to 3,646,519 shares of the Company’s common stock if we deem such an election advisable.

Number of Shares Potentially Issuable

The exact number of shares that may be issuable at the Maturity Date if the Company elects to repay all outstanding Notes with shares of the Company’s common stock is currently indeterminable because it would be based on the VWAP and the outstanding unconverted principal amount of the Notes, if any, at the Maturity Date. The Notes are initially convertible into the Company’s common stock at $7.50 per share (subject to customary adjustments), but, under the terms of the Note, the number of shares that would be issuable at the Maturity Date upon the Company’s election to repay the Notes with stock would be calculated based on 80% of the VWAP.

The following table illustrates the number of shares of our common stock potentially issuable upon full repayment of the Notes at the Maturity Date with stock, on which date the aggregate principal amount of the Notes, including the accrued PIK Notes, would equal $10,210,253, at hypothetical VWAPs of $3.50, $4.50, $5.50 and $6.50 per share.

VWAP	$3.50	$4.50	$5.50	$6.50
Conversion Price per Share	$2.80	$3.60	$4.40	$5.20
Total Issuable Shares	3,646,519	2,836,181	2,320,512	1,963,510

The Company cannot currently determine what the VWAP will be at the Maturity Date, nor can it determine the outstanding unconverted principal amount of the Notes, if any, at the Maturity Date. For purposes of this Proposal Four, we are requesting that stockholders approve the issuance of up to 3,646,519 shares of common stock if the Company, in accordance with the terms of the Note, elects to repay all outstanding Notes with shares of common stock at the Maturity Date, assuming the maximum principal amount of $10,210,253, a VWAP of $3.50 per share and a resulting conversion price of $2.80 per share. Stockholder approval of this proposal is intended to satisfy the stockholder approval requirement of NASDAQ Listing Rule 5635(d).

Consequences of Failure to Obtain Stockholder Approval

If this stockholder approval is not obtained and the Notes are not converted by SHSP Holdings, the Company will be required to seek additional capital to repay the Notes in cash, which may not be on commercially reasonable terms and may negatively impact shareholders at that time. If the Company elects to seek additional capital with the issuance of new shares, it is also likely that the Company may again need to seek stockholder approval at a future special or annual meeting of stockholders for the issuance of those shares, may need to seek alternative means to finance the payment, or may take such other actions as the Board of Directors deems advisable and in the best interests of the Company and its stockholders at that time.

The description of the terms of the Note Purchase Agreement and the Notes provided under “Background,” above, is intended to provide basic information regarding such terms for purposes of this Proposal Four. The description is qualified in all respects by the text of the Note Purchase Agreement and the Note, which the Company has filed as exhibits to its Current Report on Form 8-K dated March 28, 2018.

Vote Required

The vote required to approve the issuance of up to 3,646,519 shares of common stock at the election of the Company upon maturity of the Notes pursuant to NASDAQ Listing Rule 5635(d) is the affirmative vote of the holders of the majority of the votes cast at the Annual Meeting. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” approval, pursuant to NASDAQ Listing Rule 5635(d), of the issuance of up to 3,646,519 shares of common stock at the election of the Company upon maturity of the Notes.

PROPOSAL FIVE

AMENDMENT TO THE COMPANY’S 2010 EMPLOYEE STOCK PLAN

Purpose of the Proposal

The Board of Directors of the Company has approved and is recommending to stockholders of the Company an amendment to our Company’s 2010 Employee Stock Plan, as previously amended (the “Plan”) to (i) amend paragraph 4 of the Plan to increase the number of shares of common stock available for issuance under the Plan from 1,950,000 to 2,600,000 so that a sufficient amount of awards are available for issuance in the future; (ii) amend paragraph 5 of the Plan to eliminate the ability of the Company to pay dividends on unearned equity awards; and (iii) amend paragraph 16 of the Plan to eliminate the ability of the Company to reduce the exercise price of awards without stockholder approval.

The Board of Directors approved the Plan to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Board of Directors believes that the ability to grant stock-based compensation is important to the Company’s future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company’s success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company’s current employees, directors and consultants. Our Board of Directors believes that:

●
the increase in the number of common shares available for issuance under the Plan is necessary in order to continue to offer stock-based compensation programs that will allow the Company to carry out the purposes of the Plan, including attracting and retaining employees who are critical to the growth and success of the Company;
●
eliminating the ability of the Company to pay dividends on unearned equity awards is a matter of good corporate governance; and
●
eliminating the ability of the Company to reduce the exercise price of awards without stockholder approval is a matter of good corporate governance.

Information Regarding Options Granted under the Plan, Dilution

The Plan is our only active equity compensation plan. With respect to our Plan, as of the Record Date:
●
1,549,450 stock options were outstanding under the Plan
o
The weighted average exercise price of such options was $4.97
o
The weighted average remaining term of such options was 8.18 years
●
The total number of shares available for grant under the Plan was 53,022
●
There were 8,453,655 shares of our common stock issued and outstanding
●
There were no unvested restricted stock awards outstanding under the Plan
●
There were no unvested shares issued in lieu of cash compensation
●
There were no awards that will be settled solely in cash
●
There were no performance-contingent awards
●
The Plan does not have fungible counting provisions

Summary of the Plan

The principal terms and provisions of the Plan are summarized below. As a summary, the description below is not a complete description of all the terms of the Plan and is qualified in its entirety by reference to the full text of the Plan.

Types of Awards. Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, and stock grants and stock purchase rights may be granted under the Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a stockholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

Administration. The Plan is administered by either the Board of Directors of the Company or a Stock Plan Committee (“Committee”) appointed by the Board of Directors.

Eligibility. Awards under the Plan may only be made as follows: ISOs may be granted to any employee of the Company. Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, stock grants and authorizations to make stock purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company. As of the Record Date, there were seven non-employee directors and 159 employees, along with and various consultants who are eligible for awards under the Plan.

Number of Shares. As a result of previous amendments to the Plan, the aggregate number of shares that may be issued pursuant to the Plan is 1,950,000, subject to adjustment as described below.

Adjustments. In the event of a subdivision of the outstanding common stock, a declaration of a dividend payable in shares of common stock, a combination or consolidation of the outstanding common stock into a lesser number of shares of common stock, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in the Plan.

Transferability. No ISO shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each ISO shall be exercisable only by him. All other awards under the Plan shall be freely transferable subject to certain limitations imposed by the Plan, when applicable.

Termination of Service. Each option shall set forth the extent to which the optionee shall have the right to exercise their option following termination of the optionee’s employment with the Company. Such provisions shall be determined in the sole discretion of the Board of Directors or Committee, and need not be uniform among all options issued pursuant to the Plan. Notwithstanding the foregoing, and to the extent required by applicable law, each option shall provide that the optionee shall have the right to exercise the vested portion of any option held at termination for at least ninety (90) days following termination of employment with the Company for any reason, and that the optionee shall have the right to exercise the option for at least twelve (12) months if the optionee’s employment terminates due to death or disability.

Amendment and Termination. The Plan became effective on June 15, 2010, the date of its adoption by the Board of Directors, and was approved by the holders of a majority of the outstanding shares of common stock of the Company on November 23, 2010. The Plan was subsequently amended on six other occasions pursuant to approval of both the Board of Directors and stockholders (other than the fourth Plan amendment that did not require stockholder approval). Unless sooner terminated pursuant to the terms of the Plan, the Plan will terminate on June 14, 2020. The Board of Directors may terminate or amend the Plan at any time except that the holders of a majority of the outstanding shares of common stock must approve certain amendments. Except as provided for in the Plan, neither the Board of Directors nor the stockholders can alter or impair the rights of an optionee, without his/her consent, under any award previously granted to him/her under the Plan.

Tax Aspects of the Plan

Federal Income Tax Consequences. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the Plan under existing applicable provisions of the Internal Revenue Code (the “Code”) and the regulations adopted pursuant to such Code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the Code or other relevant law. The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of common stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options. A grantee will not have any taxable income at the time an ISO is granted or at the time the ISO is exercised. If a grantee disposes of the shares acquired on exercise of an ISO after two years after the grant of the ISO and one year after exercise of the ISO, the gain, if any, will be long-term capital gains eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition,” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gains, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised. The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes as ordinary income.

New Plan Benefits

All awards to employees, officers, directors and consultants under the Plan are made at the discretion of the Board of Directors on a case by case basis. Therefore, the benefits and amounts that will be received or allocated under the Plan in the future are not determinable at this time.

Copy of Plan and Proposed Amendment

Set forth below is where you can find a complete copy of the Company’s 2010 Employee Stock Plan, along with all subsequent amendments and the proposed amendment:

Original 2010 Employee Stock Plan	Exhibit 10.1 to Form S-1 filed on December 2, 2010
First Plan Amendment	Appendix A to Schedule 14C filed on April 29, 2011
Second Plan Amendment	Appendix A to Schedule 14C filed on October 28, 2013
Third Plan Amendment	Appendix A to Schedule 14C filed on April 30, 2014
Fourth Plan Amendment	Exhibit 4.2 to Form 8-K filed on November 12, 2014
Fifth Plan Amendment	Appendix A to Schedule 14A filed on April 15, 2016
Sixth Plan Amendment	Appendix A to Schedule 14A filed on May 1, 2017
Proposed Amendment	Appendix A to this Schedule 14A

Vote Required

The vote required to approve the proposed amendment to the Plan is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting entitled to vote on the matter. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” approval of the amendment to the 2010 Employee Stock Plan.

PROPOSAL SIX

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Information Statement in accordance with the SEC’s rules.

Our Compensation Committee is comprised of three independent, non-employee, outside directors. The Compensation Committee’s purpose and powers are to (a) review and approve the compensation of the chief executive officer and other executive officers of the Company, and such other employees of the Company as are assigned thereto by the Board of Directors and to make recommendations to the Board of Directors with respect to standards for setting compensation levels, (b) exercise such other powers and authority as are set forth in a charter of the Compensation Committee of the Board of Directors, and (c) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, while working within the available resources. Our Company’s practice is to provide total compensation that attracts, retains and incentivizes the management talent needed to execute our business strategies, and that promotes both our short and long-term objectives. Achievement of short-term objectives is rewarded through cash bonus incentives, while equity-based incentive awards encourage our named executive officers to focus on the Company’s long-term goals. These incentives are based on business and financial objectives considered by the Compensation Committee and Board of Directors to be important to the Company and its shareholders, including execution of growth strategies, generation of earnings growth, and return on capital investments. Both our Compensation Committee and Board of Directors believe that they have taken a responsible approach to compensating our named executive officers whereby our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders. Please read the “Executive Compensation” section of this Proxy Statement for additional details about our named executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, our Compensation Committee or our Board of Directors. Our Compensation Committee and Board of Directors value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company, the Compensation Committee or the Board of Directors. The vote required for approval of the compensation of our named executive officers is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting entitled to vote on the matter. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL SEVEN

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as added by the Dodd-Frank Act, also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. The ballot card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors. You may cast your vote on your preferred voting frequency by choosing the option of once every year (“1 year”), once every two years (“2 years”), once every three years (“3 years”), or you may abstain from voting.

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore your Board of Directors recommends that you vote for a three year (3-year) frequency for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term Company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The purpose of this proposal is to assess stockholder preferences on the frequency of future advisory votes on executive compensation, and as such, there will be no approval or adoption of a resolution establishing the frequency of future advisory votes on executive compensation. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. You may choose from the following alternatives: every year, every two years, every three years or you may abstain. The option of one year, two years or three years that receives the highest number of votes cast by stockholders entitled to vote on the matter will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. While the Board of Directors will consider our stockholders’ preference as reflected in the vote on this proposal in determining how frequently the advisory vote on executive compensation occurs in the future, our Board of Directors will have the discretion to determine the actual frequency at which the required advisory stockholder vote on the compensation of our named executive officers will be conducted, because the vote on such frequency is only advisory and non-binding. The Board of Directors’ determination on the actual frequency of such vote will be disclosed in a Form 8-K to be filed in accordance with the rules of the SEC.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” a three year (3-year) frequency for the advisory vote on executive compensation.

 STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

In order for stockholder proposals to be included in our proxy statement for the 2019 Annual Meeting, we must receive them at our principal executive offices, 550 SW 2nd Avenue, Gainesville, FL 32601, by January 14, 2019, being 120 days prior to the date of the first anniversary of the date of our proxy statement for the 2018 Annual Meeting of Stockholders. All other stockholder proposals, including nominations for directors, in order to be voted on at the 2019 Annual Meeting, must be received by us not earlier than January 23, 2019 and not later than February 22, 2019 being, respectively, 120 days and 90 days prior to the date of the first anniversary of the 2018 Annual Meeting of Stockholders. In the event that the 2019 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2018 Annual Meeting of Stockholders, notice by a stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2019 Annual Meeting is mailed or such public disclosure of the date of the 2019 Annual Meeting is made, whichever first occurs.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

Whether or not you intend to be present at the meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

Gainesville, FL

May 14, 2018

APPENDIX A

AMENDMENT No. 7
TO
SHARPSPRING, INC. 2010 EMPLOYEE STOCK PLAN

The SharpSpring, Inc. 2010 Employee Stock Plan (the “Plan”) is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1.
Paragraph 4 of the Plan shall be deleted in its entirety and replaced with the following:

4. Stock.  The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, $.001 par value (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner.  The aggregate number of shares that may be issued pursuant to the Plan is 2,600,000, subject to adjustment as provided in paragraph 13.  Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

2.
Paragraph 5 of the Plan shall be deleted in its entirety and replaced with the following:

5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after June 16, 2010 and prior to June 15, 2020. Any Stock Right issued pursuant to subsection (iii) of paragraph 2.D. shall be held for the period of time described in that subsection. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16. Awards and the price of Purchases shall be at fair market value as determined by the Board of Directors Except as expressly provided below in paragraph 13 with respect to changes in capitalization and stock dividends, in the event the Company pays any dividend on its outstanding Common Stock, no such dividend shall be paid on any restricted Common Stock acquired on the exercise of a Stock Right prior to the vesting of such Stock Right.

3.
Paragraph 16 of the Plan shall be deleted in its entirety and replaced with the following:

16. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such options; except that any reduction in the exercise price of such options are subject to approval by the stockholders of the Company at the next Meeting of Stockholders. At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

4.
All other provisions of the Plan remain in full force and effect, other than any provision that conflicts with the terms and spirit of this amendment.

Adopted by the Board of Directors on April 27, 2018.

Adopted by the Shareholders on _____________.

A-1

SHARPSPRING, INC. c/o ISSUER DIRECT CORPORATION P.O. BOX 17136 SALT LAKE CITY, UT 84117

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Issuer Direct Corporation, P.O. Box 17136, Salt Lake City, UT 84117.
VOTE BY FACSIMILE - (801) 277-3147 Mark, sign and date your proxy card and fax it to (801) 277-3147 Attention: Julie, up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.

VOTE BY EMAIL - Julie.Felix@issuerdirect.com
Mark, sign and date your proxy card and email it to Julie.Felix@issuerdirect.com up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:					number(s) of the nominee(s) on the line below.
1.	Election of Directors	☐	☐	☐
Nominees:

01 Steven A. Huey	02 Richard Carlson	03 David A. Buckel			04 Marietta Davis	05 Daniel C. Allen

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6 and 3 YEARS on proposal 7.							For	Against	Abstain

2.	Ratification of the appointment of Cherry Bekaert LLP to serve as the Company’s Independent Registered Public Accounting firm for fiscal year 2018.						☐	☐	☐
3.	Approval of the issuance of shares of the Company’s common stock upon conversion of the Convertible Promissory Note dated March 28, 2018 pursuant to NASDAQ Listing Rule 5635(b).						☐	☐	☐
4.
Approval of the issuance of up to 3,646,519 shares of the Company’s common stock at the election of the Company upon the maturity of the Convertible Promissory Note dated March 28, 2018 pursuant to NASDAQ Listing Rule 5635(d).
							☐	☐	☐
5.	Approval of the amendment to increase the number of shares of common stock available for issuance under the 2010 Employee Stock Plan and to provide for certain other amendments.						☐	☐	☐
6.	Advisory vote on the compensation of our named executive officers.						☐	☐	☐
7.	Advisory vote on the frequency of future advisory votes on executive compensation.					☐ 1 year	☐ 2 years	☐ 3 years	☐
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

Please print and sign your name(s). When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
______________________________ __________________________________

Print Name Print Name (Joint Owners)
Signature	Date				Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K, as amended is/are available at http://sharpspring.com/.

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SHARPSPRING, INC.
Annual Meeting of Shareholders
June 13, 2018 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Richard Carlson and/or Edward Lawton with the power of substitution and resubstitution to vote any and all shares of capital stock of SharpSpring, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on Wednesday, June 13, 2018 at 10:00 a.m. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side